Exhibit 10.1.1

Date 27th July 2017

OLYMPIA II NAVIGATION LIMITED

SUI AN NAVIGATION LIMITED

PINGEL NAVIGATION LIMITED

EBBA NAVIGATION LIMITED

and

CLAN NAVIGATION LIMITED

as Borrowers

and

ABN AMRO BANK N.V.

as a Lender

and

ABN AMRO BANK N.V.

as Lead Arranger, Agent and Security Trustee

SUPPLEMENTAL AGREEMENT

in relation to a Facility Agreement

dated as of 30 May 2008

as amended and supplemented by

an Amending and Restating Deed dated 9 June 2010,

and by supplemental agreements

dated 20 May 2013, 13 March 2014 and 30 June 2017

INCE & CO

PIRAEUS

THIS SUPPLEMENTAL AGREEMENT is made on 27th July 2017

BETWEEN

(1)	OLYMPIA II NAVIGATION LIMITED, SUI AN NAVIGATION LIMITED, PINGEL NAVIGATION LIMITED, EBBA NAVIGATION LIMITED and CLAN NAVIGATION LIMITED, as joint and several Borrowers;

(2)	ABN AMRO BANK N.V. as Lenders; and

(3)	ABN AMRO BANK N.V. as Agent, Security Trustee and Lead Arranger .

BACKGROUND

(A)	By a facility agreement dated 30 May 2008 (the “Original Agreement” as amended and supplemented by an Amending and Restating Deed dated 9 June 2010, and by supplemental agreements dated 20 May 2013, 13 March 2014 and 30 June 2017, together, the “Facility Agreement”) and made between the parties hereto the Lenders have made available to the Borrowers a loan, of which USD37,500,000 is outstanding at the date hereof.

(B)	The Borrowers have requested the Creditor Parties to agree to additional security to be granted in the Security Trustee’s favor.

(C)	This Supplemental Agreement sets out the terms and conditions on which the Creditor Parties agree to consent to the matters referred to at (B) above.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Defined expressions. Words and expressions defined in the Facility Agreement and the other Finance Documents shall have the same meanings when used in this Supplemental Agreement unless the context otherwise requires.

1.2	Definitions. In this Supplemental Agreement, unless the contrary intention appears:

“Effective Date” means the date on which the Agent issues the Effective Date Notice;

“Effective Date Notice” means the written confirmation from the Agent to the Borrowers that the Agent has received the documents and evidence specified in clause 3.1 in form and substance satisfactory to it in the form of Appendix 1 to this Supplemental Agreement;

“Facility Agreement” means the Facility Agreement referred to in Recital (A);

“Management Agreement” means, in respect of each New Ship, a management agreement made or to be made between the Approved Manager and the relevant New Guarantor in such form and substance acceptable to the Agent acting with the authorisation of the Majority Lenders and “Management Agreements” means all of them collectively;

“New Co-assured Assignment of Insurances” means, in relation to a New Ship, an assignment of Insurances from a named co-assured in such New Ship’s Insurances in the Agreed Form and “New Co-assured Assignments of Insurances” means all of them collectively;

“New Facility Agreement” means the loan agreement made or to be made between (i) the Corporate Guarantor as borrower and (ii) ABN AMRO Bank N.Y. as lenders, agent and security trustee;

“New General Assignment” means, in relation to a New Ship, a general assignment of its Earnings, Insurances and Requisition Compensation in the Agreed Form and “New General Assignments” means all of them collectively;

“New Guarantee” means each guarantee executed or to be executed by a New Guarantor in favour of the Security Trustee in the Agreed Form and “New Guarantees” means all of them collectively;

“New Guarantor” means each or, as the context may require, any one ofNew Guarantor A, New Guarantor B, New Guarantor C, New Guarantor D, New Guarantor E, New Guarantor F or New Guarantor G and “New Guarantors” means all of them collectively;

“New Manager’s Undertaking” means, in relation to a New Ship, a letter of undertaking incorporating an assignment of Insurances from the Approved Manager in the Agreed Form and “New Manager’s Undertakings” means all of them collectively;

“New Mortgage” means, in relation to a New Ship, the second preferred ship mortgage on such New Ship under the relevant Approved Flag in the Agreed Form and “New Mortgages” means all of them collectively;

“New Security Documents” means together the New Guarantees, the New Mortgages, the New General Assignments, the New Manager’s Undertakings and the New Co-assured Assignments of Insurances and “New Security Document” means any one of them;

“New Ship” means each of Ship H, Ship I, Ship J, Ship K, Ship L, Ship M and Ship N and “New Ships” means all of them collectively; and

“Obligors” means together the Borrowers, the New Guarantors, the Collateral Guarantors and the Approved Manager and “Obligor” means any one of them.

1.3	Application of construction and Interpretation provisions of Facility Agreement. Clauses 1.3 to 1.7 (inclusive) of the Facility Agreement apply, with any necessary modifications, to this Supplemental Agreement.

2.	AGREEMENT OF THE CREDITOR PARTIES

2.1	Creditor Parties’ consent. The Creditor Parties hereby agree to amend the Facility Agreement on condition that:

2.1.1	the Agent, or its authorised representative, has received the documents and evidence specified in Clause 3.1 in form and substance satisfactory to the Agent; and

2.1.2	the representations and warranties contained in clause 4 are then true and correct as if each was made with respect to the facts and circumstances existing at such time.

3.	CONDITIONS PRECEDENT

3.1	Conditions precedent. The conditions referred to in Clause 2.1.1 are that the Agent shall have received the following documents:

3.1.1	Corporate authorities:

(i)	duly legalized resolutions of the directors and shareholders of the Obligors approving such of this Supplemental Agreement and the New Security Documents to which they are respectively a party and authorising the execution and delivery thereof and performance of their obligations thereunder, additionally certified by an officer of such Obligor as having been duly passed at a duly convened meeting of its directors and not having been amended, modified or revoked and being in full force and effect;

(ii)	duly legalized originals of any powers of attorney issued by the Obligors pursuant to such resolutions;

(iii)	a duly legalized certificate from a duly authorised officer of each Obligor confirming that (a) none of the constitutional documents and the corporate authorities delivered to the Agent pursuant to the terms and conditions of the Facility Agreement have been amended or modified in any way since the date of their delivery to the Agent and that these (as applicable) remain in full force and effect or (i) copies, certified by a duly authorised officer of such relevant company as true, complete, accurate and neither amended nor revoked, of any constitutional documents which have been amended or modified and/or (ii) original duly executed and legalized board and shareholders’ resolutions (if required) along with the necessary powers of attorney to replace any corporate authorisations which no longer remain in full force and effect and provide for the due execution of any of the acknowledgment to this Supplemental Agreement or any other documents required in connection thereto and (b) setting out the names of the directors, officers and share capital of the relevant company; and

(iv)	evidence of due execution of the New Co-assured Assignment of Insurances by the co-assured in relation to Ship I, Ship L and Ship M;

3.1.2	Certificate of incumbency: a list of directors and officers and shareholders/members of the Obligors, specifying the names and positions of such persons, certified by an officer of the relevant Obligor, as the case may be to be true, complete and up to date;

3.1.3	Laws of the Marshall Islands – opinion: a form of opinion of Messrs Reeder & Simpson special legal advisers to the Agent on Marshall Islands law in a form acceptable to the Agent;

3.1.4	Laws of England/Wales – opinion: a form of opinion of Messrs Ince & Co, special legal advisers to the Agent on English law in a form acceptable to the Agent;

3.1.5	Acknowledgment: an acknowledgement (in a letter or otherwise) signed by the Corporate Guarantor, the Collateral Guarantors, the Shareholder and the Approved Manager in such form as the Agent may require in its sole discretion acknowledging the terms of this Supplemental Agreement;

3.1.6	London agent: documentary evidence that the agent for service of process namely HFW Nominees Ltd at present of Friary Court, 65 Crutched Friars, London EC3N 2AE, England has accepted its appointment in respect of this Supplemental Agreement;

3.1.7	Further opinions, etc.: any further opinions, consents, agreements and documents in connection with this Supplemental Agreement and the Finance Documents which the Agent (acting on the instructions of the Majority Lenders) may request by notice to the Borrowers.

3.2	If the Agent issues the Effective Date Notice prior to delivery to it of any of the documents and evidence set out in clause 3.1, the Borrowers must deliver all outstanding documents and evidence to or to the order of the Agent no later than the date specified by the Agent, and issue by the Agent of the Effective Date Notice prior to delivery to it of all such documents and evidence shall not be construed as a waiver of the Creditor Parties’ right to receive all the documents and evidence required by clauses 3.1 and 3.3.

4.	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Facility Agreement representations and warranties. The Borrowers represent and warrant to each Creditor Party that the representations and warranties in Clause 10 of the Facility Agreement, as amended and supplemented by this Supplemental Agreement and updated with appropriate modifications to refer to this Supplemental Agreement, remain true and not misleading if repeated on the date of this Supplemental Agreement with reference to the circumstances now existing.

5.	AMENDMENTS TO FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS

5.1	Amendments to Facility Agreement. With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Supplemental Agreement to be, amended as follows:

5.1.1	the definitions contained in Clause 1.2 (other than the definition of “Effective Date”, “Effective Date Notice”, “Facility Agreement”, “Management Agreement” and “Obligors”) of this Supplemental Agreement shall be added to clause 1.1 of the Facility Agreement;

5.1.2	the definitions in the Schedule to this Supplemental Agreement shall be added to Schedule 6 of the Facility Agreement;

5.1.3	the New Security Documents shall be added in the definition of “Finance Documents” in clause 1.1 of the Facility Agreement;

5.1.4	the New Guarantors shall be added in the definition of “Security Parties” in clause 1.1 of the Facility Agreement;

5.1.5	the definition of “Ship” in clause 1.1 of the Facility Agreement shall be deleted and be replaced as follows:

““Ship” means each or, as the context may otherwise require, any of (a) Ship A, Ship B, Ship C, Ship D, ShipE and Ship F, (b) following her acquisition by the relevant Collateral Guarantor Ship G and (c) following their acquisition by the relevant New Guarantor, the Relevant New Ship (and “Ships” means all of them collectively);”

5.1.6	where the context so admits, all references to the term “Ships” (however defined) in the Facility Agreement and the Finance Documents, shall be read and construed as if they were references to the relevant Ship in relation to the relevant Borrower, the relevant Collateral Ship in relation to the relevant Collateral Owner and the relevant New Ship in relation to the relevant New Guarantor and references to the relevant Borrower shall include references to the relevant Collateral Owner and New Guarantor (in each case where the context admits) in relation to the relevant Collateral Ship and the relevant New Ship respectively;

5.1.7	where the context so admits, all references to the term “Mortgage” (however defined) in the Facility Agreement and the Finance Documents, shall be read and construed as including the plural of such term or as referring to each “Mortgage”, as if they were references to each Mortgage in respect of each Ship, to each Collateral Mortgage in respect of each Collateral Ship and to each New Mortgage in respect of each New Guarantor;

5.1.8	by adding a new Clause 11.26 as follows:

“11.26 The Borrowers undertake that upon an Advance (as defined in the New Facility Agreement) being made available under the New Facility Agreement, the Borrowers shall procure that, in relation to the New Ship being financed by that Advance, they shall deliver or to cause to be delivered to the Agent the following documents in connection with the relevant Ship and the relevant New Guarantor (as applicable):

(a)	Corporate authorities

(i)	a duly legalized certificate from the relevant New Guarantor and the Approved Manager confirming that (a) none of the constitutional documents and the corporate authorities delivered to the Agent pursuant to the terms and conditions of this Supplemental Agreement have been amended or modified in any way since the date of their delivery to the Agent and that these (as applicable) remain in full force and effect or (i) copies, certified by a duly authorised officer of such relevant company as true, complete, accurate and neither amended nor revoked, of any constitutional documents which have been amended or modified and/or (ii) original duly executed and legalized board and shareholders’ resolutions (if required) along with the necessary powers of attorney to replace any corporate authorisations which no longer remain in full force and effect and provide for the due execution of any of the New Security Documents to which each is a party or any other documents required in connection thereto and (b) setting out the names of the directors, officers and share capital of the relevant company; and

(ii)	evidence of due execution of the New Co-assured Assignment of lnsurances by the co-assured in connection with the relevant New Ship;

(b)	Certificate of good standing: a certificate of good standing in respect of the relevant New Guarantor;

(c)	New Security Documents: the New Security Documents in respect of the relevant New Ship duly executed, delivered and (as applicable) registered together with all other documents required by any of them, including, without limitation, all notices of assignment and evidence that those notices will be duly acknowledged by the recipients;

(d)	New Mortgage: evidence satisfactory to the Agent that the relevant New Ship is owned by the relevant New Guarantor and free of registered Security Interests save for a first preferred mortgage in favour of the Security Trustee and the relevant New Mortgage;

(e)	Management Agreement: a certified true copy of the Management Agreement in respect of the relevant New Ship;

(f)	Insurances:

(i)	evidence that each relevant New Ship is insured in the manner required by the relevant New Security Documents and (ii) receipt of letters of undertaking duly issued in respect of the insurances as required by the relevant New Security Documents and confirmation satisfactory to the Agent that such letters of undertaking will be given, (iii) receipt of copies of the relevant policies or cover notes or entry certificates duly endorsed with the interest of the Security Trustee and confirmation satisfactory to the Agent that such endorsement will be provided and (iv) (if required by the Agent) the written approval of the Insurances by an insurance adviser appointed by the Agent;

(g)	Laws of the Marshall Islands – opinion: a form of opinion of Messrs Reeder & Simpson special legal advisers to the Agent on Marshall Islands law in a form acceptable to the Agent;

(h)	Laws of England/Wales – opinion: a form of opinion of Messrs. Ince & Co, special legal advisers to the Agent on English law in a form acceptable to the Agent;

(i)	London agent: a letter of acceptance by the agent for service of process namely HFW Nominees Ltd at present of Friary Court, 65 Crutched Friars, London EC3N 2AE, England in respect of its appointment in connection with the relevant New Security Documents; and

(j)	Further opinions, etc.: any further opinions, consents, agreements and documents in connection with this Supplemental Agreement, the Finance Documents and the New Security Documents which the Agent (acting on the instructions of the Majority Lenders) may request by notice to the Borrowers.

5.1.9	clause 15.1 (Minimum required security cover.) of the Facility Agreement shall be deleted and be replaced as follows:

“15.1 Minimum required security cover. Clause 15.2 applies if, after the end of the third financial quarter of2017, the Agent notifies the Borrowers that:

(a)	the aggregate of the Fair Market Values (determined as provided in Clause 15.3) of the Ships ; plus

(b)	the net realisable value of any additional security previously provided under this Clause 15;

is below 130 per cent of the aggregate of the Loan and the Loan (as defined in the New Facility Agreement).”.

5.2	by adding a new Clause 19.l(q) as follows:

“19.1(q) there shall occur an Event of default (as therein defined) under the New Facility Agreement.”.

5.3	Amendments to Finance Documents. With effect on and from the Effective Date each of the Finance Documents other than the Facility Agreement, shall be, and shall be deemed by this Supplemental Agreement to be, amended so that the definition of, and references throughout each of the Finance Documents to, the Facility Agreement shall be construed as if the same referred to the Facility Agreement as amended and supplemented by this Supplemental Agreement.

5.4	Finance Documents to remain in full force and effect. The Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Finance Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Supplemental Agreement.

6.	FURTHER ASSURANCES

6.1	Borrowers’ obligation to execute further documents etc. The Borrowers shall, and shall procure that any other party to any Finance Document shall:

6.1.1	execute and deliver to the Agent (or as it may direct, acting on the instructions of the Majority Lenders) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Agent may (acting on the instructions ofthe Majority Lenders), in any particular case, specify; and

6.1.2	effect any registration or notarisation, give any notice or take any other step, which the Agent may (acting on the instructions of the Majority Lenders), by notice to the Borrowers or other party, reasonably specify for any of the purposes described in Clause 5 or for any similar or related purpose.

6.2	Purposes of further assurances. Those purposes are:

(a)	validly and effectively to create any Security Interest or right of any kind which the Lenders intended should be created by or pursuant to the Facility Agreement or any other Finance Document, each as amended and supplemented by this Supplemental Agreement; and

(b)	implementing the terms and provisions of this Supplemental Agreement.

6.3	Terms of further assurances. The Agent may specify the terms of any document to be executed by the Borrowers or any other party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Security Trustee reasonably considers appropriate to protect its interests.

6.4	Obligation to comply with notice. The Borrowers shall comply with a notice under Clause by the date specified in the notice.

6.5	Additional corporate action. At the same time as any Borrower or any other Security Party or Obligor delivers to the Agent any document executed under Clause 6.1(a), the Borrowers or such other Security Party or Obligor shall also deliver to the Agent a director’s certificate duly signed which shall:

(a)	set out the text of a resolution of the relevant Borrower’s or that other Security Party’s or Obligor’s directors specifically authorising the execution of the document specified by the Agent (acting on the instructions of the Majority Lenders), and

(b)	state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the relevant Borrower’s or that other Security Party’s or Obligor’s articles of association or other constitutional documents.

7.	FEES AND EXPENSES

7.1	Expenses. The provisions of Clause 20 (Expenses) ofthe Facility Agreement, as amended and supplemented by this Supplemental Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary modifications.

8.	NOTICES

8.1	General. The provisions of clause 28 (Notices) ofthe Facility Agreement, as amended and supplemented by this Supplemental Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary modifications.

9.	SUPPLEMENTAL

9.1	Counterparts. This Supplemental Agreement may be executed in any number of counterparts each of which shall be original but which shall together constitute the same instrument.

9.2	Third party rights. A person who is not a party to this Supplemental Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Supplemental Agreement.

10.	LAW AND JURISDICTION

10.1	Governing law. This Supplemental Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Facility Agreement provisions. The provisions of Clause 31 (Law and Jurisdiction) of the Facility Agreement, as amended and supplemented by this Supplemental Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary modifications.

IN WITNESS whereof the parties to this Supplemental Agreement have caused this Supplemental Agreement to be duly executed on the date first above written.

SIGNED as a deed by Maria Trivala for and on behalf of

OLYMPIA II NAVIGATION LIMITED

as Borrower under and pursuant to a power of attorney

dated 25 July 2017

By:    /s/ Maria Trivala

SIGNED as a deed by Maria Trivala for and on behalf of

SUI AN NAVIGATION LIMITED

as Borrower under and pursuant to a power of attorney

dated 25 July 2017

By:    /s/ Maria Trivala

SIGNED as a deed by Maria Trivala for and on behalf of

PINGEL NAVIGATION LIMITED

as Borrower under and pursuant to a power of attorney

dated 25 July 2017

By:    /s/ Maria Trivala

SIGNED as a deed by Maria Trivala for and on behalf of

EBBA NAVIGATION LIMITED

as Borrower under and pursuant to a power of attorney

dated 25 July 2017

By:    /s/ Maria Trivala

SIGNED as a deed by Maria Trivala for and on behalf of

CLAN NAVIGATION LIMITED

as Borrower under and pursuant to a power of attorney

dated 25 July 2017

By:    /s/ Maria Trivala

SIGNED as a deed by Robin Parry for and on behalf of

ABN AMRO BANK N.V.

as a Lender under and pursuant to a power of attorney

dated 25 July 2017

By:    /s/ Robin Parry

SIGNED as a deed by Robin Parry for and on behalf of

ABN AMRO BANK N.V.

as Lead Arranger, Agent and Security Trustee

under and pursuant to a power of attorney

dated 25 July 2017

By:    /s/ Robin Parry

Witness to all the above Signatures:

VASILIKI TZOANNOU

Ince & Co.

47-49 Akti Miaouli

Piraeus 185 36 Greece

By:    /s/ Vasiliki Tzoannou

Appendix 1

Form of Effective Date Notice

To:	OLYMPIA II NAVIGATION LIMITED, SUI AN NAVIGATION LIMITED, PINGEL NAVIGATION LIMITED, EBBA NAVIGATION LIMITED and CLAN NAVIGATION LIMITED all of the Marshall Islands

We, ABN AMRO BANK N.V., refer to the supplemental agreement dated July 2017 (the “Supplemental Agreement”) relating to a secured facility agreement 30 May 2008 (as amended and supplemented by an Amending and Restating Deed dated 9 June 2010, and by supplemental agreements dated 20 May 2013, 13 March 2014 and 30 June 2017, the “Facility Agreement”) made between (amongst others) you as the Borrowers and ourselves as the Agent.

We hereby confirm that all conditions precedent referred to in Clause 3.1 of the Supplemental Agreement have been satisfied. In accordance with Clauses 1.2 and 2.1 of the Supplemental Agreement the Effective Date is the date of this confirmation and the amendments to the Facility Agreement are now effective.

Dated: [●] 2017

Signed:

for and on behalf of

ABN AMRO BANK N.V.

We on this 27th day of July 2017 hereby confirm and acknowledge that we have read and understood the terms and conditions of the above Supplemental Agreement and agree in all respects to the same and confirm that the Finance Documents to which we are respectively a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrowers under the Facility Agreement (as amended by the Supplemental Agreement) and shall, without limitation, secure the Indebtedness under the Facility Agreement and the Finance Documents.

/s/ Maria Trivala	/s/ Maria Trivala
Maria Trivala for and behalf of BERTYL VENTURES CO.	Maria Trivala for and behalf of VELOUR MANAGEMENT CORP.
/s/ Maria Trivala	/s/ Maria Trivala
Maria Trivala for and behalf of NAVIOS SHIP MANAGEMENT INC.	Maria Trivala for and behalf of NAVIOS PARTNERS CONTAINERS INC.
/s/ Maria Trivala	/s/ Maria Trivala
Maria Trivala for and behalf of NAVIOS SHIP MANAGEMENT INC.	Maria Trivala for and behalf of NAVIOS PARTNERS CONTAINERS INC.
/s/ Maria Trivala	/s/ Maria Trivala
Maria Trivala for and behalf of NAVIOS MARITIME CONTAINERS INC.	Maria Trivala for and behalf of RICKMERS SHIP MANAGEMENT (SINGAPORE) PTE LTD.